US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                   AMENDMENT NO. 1 TO FORM 8 - K ON FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 15,2000




                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       NEW  JERSEY                        0-16085                22-2378738
   -------------------              --------------------       --------------
(STATE  OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS  EMPLOYER
INCORPORATION  OR  ORGANIZATION)                            IDENTIFICATION NO.)




                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
                -------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (973) 808-1819
                                 --------------
                           (ISSUER'S TELEPHONE NUMBER)


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)     Financial  Statements  of  Business  Acquired.
          Audited Financial Statements of IC Sensors, Inc. (ICS) as of and for the years ended December 31, 1999 and 1998 are attached as Exhibit 99.4.

(b)     Pro  Forma  Financial  Information.
          Unaudited Pro Forma Combined Condensed Balance Sheet of Measurement Specialties, Inc (the Registrant) and IC Sensors, Inc as of December 31, 1999 and Pro Forma Combined Condensed Statements of Income for the year ended March 31, 1999 for the Registrant, and for the year ended December 31, 1998 for IC Sensors, Inc., and for the nine months ended December 31, 1999 for both the Registrant and IC Sensors are attached as Exhibit 99.5.

(c)     Exhibits.

        99.4 Audited Financial Statements of IC Sensors, Inc. (ICS) as of and for the years ended December 31, 1999 and 1998.

        99.5 Unaudited Pro Forma Combined Condensed Balance Sheet of Measurement Specialties, Inc (the Registrant) and IC Sensors, Inc as of December 31, 1999 and Pro Forma Combined Condensed Statements of Income for the year ended March 31, 1999 for the Registrant, and for the year ended December 31, 1998 for IC Sensors, Inc., and for the nine months ended December 31, 1999 for both the Registrant and IC Sensors.


                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    MEASUREMENT  SPECIALTIES,  INC.
                                    (Registrant)




                                    /s/  Kirk  J.  Dischino
                                    -------------------------
Date:  May  1,  2000                Kirk  J.  Dischino
                                    Chief  Financial  Officer